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                                                                      EXHIBIT 21

                                MASCO CORPORATION
                            (A DELAWARE CORPORATION)

Subsidiaries as of March 1, 2005

                                                                                        JURISDICTION OF
NAME                                                                            INCORPORATION OR ORGANIZATION
----                                                                            -----------------------------
Airex, LLC                                                                                 Michigan
Alsons Corporation                                                                         Michigan
American Shower & Bath Corporation                                                         Michigan
Aqua Glass Corporation                                                                     Tennessee
         Tombigbee Transport Corporation                                                   Tennessee
Aran World, Inc.                                                                           Delaware
Arrow Fastener Co., Inc.                                                                   New Jersey
         Thematic Advertising Productions, LLC                                             New Jersey
Bath Unlimited, Inc.                                                                       Delaware
Behr Holdings Corporation                                                                  Delaware
         Behr Process Corporation                                                          California
                  Behr Paint Corp.                                                         California
                  BEHR PAINTS IT!, INC.                                                    California
                  Behr Process Canada Ltd.                                                 Alberta, Canada
                  BPC Realty LLC                                                           Delaware
                  Masterchem Industries LLC                                                Missouri
                  Standard Brands Paint Company, Inc.                                      California
         ColorAxis, Inc.                                                                   California
Brass-Craft Manufacturing Company                                                          Michigan
         Brass-Craft Canada Ltd.                                                           Canada
         Tempered Products, Inc.                                                           Taiwan
Brasstech, Inc.                                                                            California
Brush Creek Ranch II, Inc.                                                                 Missouri
Cal-Style Furniture Mfg. Co.                                                               California
Chatsworth Bathrooms, Inc.                                                                 Delaware
Cobra Products, Inc.                                                                       Delaware
d-Scan, Inc.                                                                               Delaware
Epic Fine Arts Company                                                                     Delaware
         Beacon Hill Fine Art Corporation                                                  New York
         Canyon Road Corporation                                                           New Mexico

*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                        JURISDICTION OF
NAME                                                                            INCORPORATION OR ORGANIZATION
----                                                                            -----------------------------
The Faucet-Queens Inc.                                                                     Delaware
Gamco Products Company                                                                     Delaware
Hansgrohe AG (37.35%)      Masco GmbH owns 27% of Hansgrohe AG                             Germany
                           (see subsidiaries listed under Hansgrohe
                           AG under Masco GmbH)
H & H Tube & Manufacturing Company                                                         Michigan
Jarry Realty, Inc.                                                                         Florida
KraftMaid Cabinetry, Inc.                                                                  Ohio
         KraftMaid Trucking, Inc.                                                          Ohio
Landex, Inc.                                                                               Michigan
         DM Land, LLC                                                                      Michigan
         Tapicerias Pacifico, SA de CV (1%)                                                Mexico
Landex of Wisconsin, Inc.                                                                  Wisconsin
Liberty Hardware Mfg. Corp.                                                                Florida
Masco Administrative Services, Inc.                                                        Delaware
Masco Asia Pacific Pte Ltd                                                                 Singapore
Masco Building Products Corp.                                                              Delaware
         Computerized Security Systems, Inc.                                               Michigan
         Weiser Thailand                                                                   Thailand
Masco Capital Corporation                                                                  Delaware
Masco Conference Training Center:  Metamora, Inc.                                          Michigan
Masco Europe SCS    (Masco Corporation of Indiana owns 49% of                              Luxembourg
                    Masco Europe SCS (see subsidiaries listed under Masco
                    Europe SCS under Masco Corporation of Indiana)
Masco Corporation of Indiana                                                               Indiana
         Delta Faucet (China) Co. Ltd.                                                     China
         Delta Faucet Company of Tennessee                                                 Delaware
         Delta Faucet of Oklahoma, Inc.                                                    Delaware
         Delta Faucet Services (Thailand)                                                  Thailand
         Liberty Hardware Mfg U.K.                                                         United Kingdom
         Masco Canada Limited                                                              Ontario
                  3072002 Canada Limited                                                   Canada
         Masco Europe, Inc.                                                                Delaware
         Masco Europe SCS   (49%)                                                          Luxembourg
                  Masco Europe S.a.r.l.                                                    Luxembourg
                           Aran World s.r.l.                                               Italy

*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                        JURISDICTION OF
NAME                                                                            INCORPORATION OR ORGANIZATION
----                                                                            -----------------------------
                           GESTMasco - SGdePS Lda                                          Portugal
                                    Metalurgica Recor, S.A.                                Portugal
                           GMU S.L.                                                        Spain
                           Masco Denmark ApS                                               Denmark
                                    Tvilum-Scanbirk A/S                                    Denmark
                                            Tvilum-Scanbirk GmbH                           Germany
                           Masco B.V.                                                      Netherlands
                                    Brugman International, B.V.                            Netherlands
                                            Brugman GmbH                                   Germany
                                            Remeha Polska                                  Poland
                                            Brugman Polska Sp. z.o.o.                      Poland
                                            Brugman Fabryka Grzejnikow Sp                  Poland
                                               Zoo
                                            Brugman Radiatorenfabriek B.V.                 Netherlands
                                            Brugman France SARL                            France
                                            Northor A/S                                    Denmark
                           Damixa A/S                                                      Denmark
                                    Damixa Armaturen GmbH                                  Germany
                                    Damixa SARL                                            France
                                    Damixa Nederland B.V.                                  Netherlands
                                    Damixa N.V./S.A.                                       Belgium
                                    Glass Idromassaggio Srl (49%)                          Italy
                           Masco Corporation Limited                                       United Kingdom
                                    A&J Gummers Limited                                    United Kingdom
                                    Avocet Architectural Products Ltd.                     United Kingdom
                                    Avocet Hardware Limited                                United Kingdom
                                            Avocet Security Products (Hong                 Hong Kong
                                              Kong) Ltd.
                                            Avocet Hardware (Taiwan) Ltd.                  United Kingdom
                                            Avocet Security Products                       China
                                              (Dongguan) Ltd.
                                            Avocet Security Products (Suzhow)              China
                                              Company Limited (51%)
                                    Berglen Group Limited                                  United Kingdom
                                    Bristan Group Limited                                  United Kingdom
                                    Bristan Holdings Ltd.                                  United Kingdom

*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                        JURISDICTION OF
NAME                                                                            INCORPORATION OR ORGANIZATION
----                                                                            -----------------------------
                                    Bristan Limited Ltd.                                   United Kingdom
                                    Cambrian Windows Limited                               United Kingdom
                                    Duraflex Ltd                                           United Kingdom
                                    Griffin Windows Ltd                                    United Kingdom
                                            Techniglass Ltd                                United Kingdom
                                    Heritage Bathrooms Limited                             United Kingdom
                                            The Bristol Bathroom Co.                       United Kingdom
                                            Heritage Bathrooms Distribution                United Kingdom
                                             Ltd. Bristol
                                            CB Manufacturing Ltd.                          United Kingdom
                                    Imperial Towel Rails Ltd.                              United Kingdom
                                    Moore Group Limited                                    United Kingdom
                                            Moores Furniture Group Limited                 United Kingdom
                                    New Team Ltd.                                          United Kingdom
                                    Premier Manufacturing (PVCu) Ltd.                      United Kingdom
                                    Premier Trade Windows                                  United Kingdom
                                    Stormfront Door Ltd.                                   United Kingdom
                           Masco Germany Holding                                           Germany
                                    Masco GmbH                                             Germany
                                            Alfred Reinecke GmbH & Co. KG                  Germany
                                            Dusakabin - Wien Austria                       Austria
                                            Horst Breuer GmbH & Co. KG                     Germany
                                            Glass Idromassaggio (51%)                      Italy
                                            Hansgrohe AG (27%)                             Germany
                                                     Pontos GmbH                           Germany
                                                     Hansgrohe International,              Germany
                                                       Gmbh
                                                              Hans Grohe Pte.              Singapore
                                                                Ltd.
                                                              Hansgrohe Ltd.               China
                                                              Hansgrohe A/S                Denmark
                                                              Hansgrohe S.A.R.L.           France
                                                              Hans Grohe                   Austria
                                                                Hdl.ges.m.b.H.
                                                              Hansgrohe S.R.L.             Italy
                                                              Hansgrohe S.A.               Spain

*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                        JURISDICTION OF
NAME                                                                            INCORPORATION OR ORGANIZATION
----                                                                            -----------------------------
                                                              Hans Grohe B.V.              Netherlands
                                                              Hans Grohe Ltd.              United Kingdom
                                                              Hans Grohe S.A.              Belgium
                                                              Hansgrohe A.B.               Sweden
                                                              Hans Grohe AG                Switzerland
                                                              Hans Grohe Sp.               Poland
                                                                Z.o.o.
                                                              Hans Grohe CS,               Czech Republic
                                                                s.r.o.
                                                              Hans Grohe Kft               Hungary
                                                              Hans Grohe                   France
                                                                Wasselonne, S.A.
                                                              C.P.T. Holding B.V.          Netherlands
                                                              Hansgrohe Geberit            France
                                                                SAS
                                                              Hansgrohe, Inc.              Georgia
                                            Hueppe Belgium N.V./S.A.                       Belgium
                                            Hueppe GmbH                                    Austria
                                            Hueppe GmbH & Co.                              Germany
                                            Hueppe Kft.                                    Hungary
                                            Hueppe Sarl                                    France
                                            Hueppe SRO                                     Czech Republic
                                            Hueppe B.V.                                    Netherlands
                                            Hueppe Sp. z.o.o.                              Poland
                                            Hueppe Switzerland                             Switzerland
                                            Hueppe S.r.l.                                  Italy
                                            Intermart Insaat Malzemeleri                   Turkey
                                               Sanayi ve Ticaret AS
                                            Masco Mobiliario S.L.                          Spain
                                            Reser SL                                       Spain
                           Saflok EMEA                                                     Belgium
                           Vasco N.V.                                                      Belgium
                                    Vamic BV                                               Netherlands
                                    Masco International Services B.V.B.A.                  Belgium
                                            Superia Radiatoren, N.V.                       Belgium

*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                        JURISDICTION OF
NAME                                                                            INCORPORATION OR ORGANIZATION
----                                                                            -----------------------------
                                    Dura Radiatoren                                        Netherlands
                                      B.V.
                                    Vasco GmbH                                             Germany
                                    Vasco Ltd. UK                                          Great Britain
                                    Vasco BC SA                                            France
                                    Vasco sp z.o.o.                                        Poland
                                    Masco Belgium BVBA                                     Belgium
                                            Thermic N.V.                                   Belgium
                                                     Thermic Italia S.r.l.                 Italy
                           Watkins Europe b.v.b.a.                                         Belgium
                  LTV Transport N.V.                                                       Belgium
Masco de Puerto Rico, Inc.                                                                 Puerto Rico
Masco Japan Ltd.                                                                           Delaware
Masco ML, Inc.                                                                             Delaware
Masco Retail Sales Support, Inc.                                                           Delaware
         KraftMaid Sales and Distribution, LLC                                             Delaware
         Liberty Hardware Retail & Design Services LLC                                     Delaware
         Masco HD Support Services, LLC                                                    Delaware
         Masco WM Support Services, LLC                                                    Delaware
         Mill's Pride Store Support, LLC                                                   Delaware
Masco Services Group Corp.                                                                 Delaware
         Masco Contractor Services, LLC                                                    Delaware
                  Masco Contractor Services Central, Inc.                                  Florida
                           Cabinet Supply, Inc.                                            Delaware
                           SCE Services, Inc.                                              Delaware
                           Western Insulation Holdings, LLC                                California
                                    Western Insulation, LP (1%)                            California
                           Western Insulation, LP (99%)                                    California
                           Williams Consolidated Delaware, LLC                             Delaware
                                    Williams Consolidated I, Ltd. (99%)                    Texas
                           Williams Consolidated I, Ltd. (1%)                              Texas
                  Masco Contractor Services East, Inc.                                     Delaware
                           Cary Commercial Corporation                                     Delaware
                           Insulpro Industries Inc.                                        Canada
                  Masco Contractor Services West, Inc.                                     California
                           American National Services Corporation                          Delaware

*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                        JURISDICTION OF
NAME                                                                            INCORPORATION OR ORGANIZATION
----                                                                            -----------------------------
                           Coast Insulation Contractors, Inc.                              California
                           InsulPro Projects, Inc.                                         Washington
                           Sacramento Insulation Contractors                               California
                           Schmid Insulation Contractors, Inc.                             California
                           Superior Contracting Corporation                                Delaware
                           Thermac Insulation, Inc.                                        Washington
         Service Partners, LLC                                                             Virginia
                  Cell-Pak, LLC                                                            Alabama
                  Denver Southwest, LLC                                                    North Carolina
                           Denver Southwest, LP (1%)                                       Virginia
                  Denver Southwest, LP (99%)                                               Virginia
                  East Coast Insulation Sales, LLC                                         Virginia
                  Houston Enterprises, LLC                                                 Virginia
                  Industrial Products Co., LLC                                             Virginia
                  Insul-Mart, LLC                                                          Virginia
                  Insulation Sales of Michigan, LLC                                        Virginia
                  Insulation Wholesalers, LLC                                              California
                  Johnson Products, LLC                                                    Virginia
                           All-Weather Insulation Co., LLC                                 Virginia
                  Lilienthal Insulation Company, LLC                                       Virginia
                  Moore Products, LLC                                                      Virginia
                  Renfrow Insulation, LLC                                                  Virginia
                  Renfrow Supply, LLC                                                      Virginia
                  RSA Supply, LLC                                                          California
                  Service Partners of Florida, LLC                                         Virginia
                  Service Partners of Georgia, LLC                                         Virginia
                  Service Partners of the Carolinas, LLC                                   Virginia
                  Service Partners Northwest, LLC                                          Virginia
                           Thermoguard Insulation Company, LLC                             Virginia
                  Vest Insulation, LLC                                                     Virginia
                  Virginia Gutter Supply, LLC                                              Virginia
Masco Services, Inc.                                                                       Delaware
Masco Support Services, Inc.                                                               Delaware
Mascomex S.A. de C.V.                                                                      Mexico
Masterchem Brands, Inc.                                                                    Missouri
Merillat Industries, LLC                                                                   Delaware

*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.

                                                                                        JURISDICTION OF
NAME                                                                            INCORPORATION OR ORGANIZATION
----                                                                            -----------------------------
         Masco Cabinetry Holdings, Inc.                                                    Delaware
                  Masco Cabinetry, L.L.C.                                                  Delaware
                           Texwood Industries, L.P. (99%)                                  Delaware
                                    Merillat LP (1%)                                       Delaware
                                    Texwood Holdings LLC                                   Delaware
                                            Merillat LP (99%)                              Delaware
                  Quality Refacing Services, Inc.                                          Delaware
                  Texwood Industries, L.P. (1%)                                            Delaware
         Merillat Transportation Company                                                   Delaware
Milgard Manufacturing Incorporated                                                         Washington
         Class Fund, LLC                                                                   Delaware
Mill's Pride, Inc.                                                                         Connecticut
         Mill's Pride Chile Limitada                                                       Chile
         Mill's Pride Limited Partnership (99%)                                            Ohio
                  Mill's Pride Pennsylvania, LLC (99%)                                     Ohio
         Mill's Pride LLC                                                                  Ohio
                  Mill's Pride Limited Partnership (1%)                                    Delaware
         Mill's Pride Premier, Inc.                                                        Ohio
         Premier Vanity Tops L.L.C.                                                        Ohio
Mirolin Industries Corp.                                                                   Ontario
Morgantown Plastics Company                                                                Delaware
NCFII Holdings Inc.                                                                        Delaware
         North Carolina STM, Inc.                                                          Delaware
         Universal Furniture Limited                                                       Delaware
RDJ Limited                                                                                Bahamas
         Arrow Fastener (U.K.) Ltd.                                                        United Kingdom
         Jardel Distributors, Inc.                                                         Canada
Vapor Tech (China) Co. Ltd.                                                                British Virgin
                                                                                           Islands
         Vapor Tech (China) WOFE                                                           China
Vapor Technologies, Inc.                                                                   Delaware
Watkins Manufacturing Corporation                                                          California
         Hot Spring Spas New Zealand (50%)                                                 New Zealand
         Tapicerias Pacifico, SA de CV (99%)                                               Mexico
Zenith Products Corporation                                                                Delaware

*Directly owned subsidiaries appear at the left hand margin, first tier and second tier subsidiaries are indicated by single and double indentation, respectively, and are listed under the names of their respective parent companies. Unless otherwise indicated, all subsidiaries are wholly owned. Certain of these companies may also use trade names or other assumed names in the conduct of their business.